EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joselito Christopher G. Imperial, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, ERE Management, Inc.'s Annual Report on Amendment No. 2 to Form 10-K for the year ended July 31, 2010 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of ERE Management, Inc.



Date: September 8, 2011           By: /s/ Joselito Christopher G. Imperial
                                      ------------------------------------------
                                      Joselito Christopher G. Imperial
                                      President and Chief Executive and
                                      Chief Financial Officer


This certification accompanies the Annual Report on Form 10-K pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that ERE Management, Inc. specifically incorporates it by reference.